SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 10, 1997


                            Gristede's Sloan's, Inc.
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                 1-7013                               13-1829183
         (Commission File Number)        (IRS Employer Identification No.)


               823 Eleventh Avenue, New York, New York 10019-3535
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:   212/956-5803


                           Sloan's Supermarkets, Inc.
         (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.

     Pursuant to the Merger Agreement described in Item 2 below, the Company is obligated to issue to (a) John Catsimatidis, its Chairman of the Board, Chief Executive Officer and Treasurer, an aggregate of 4,173,754 Shares of Common Stock, par value $.02 per share, of the Company ("Shares") and (b) Red Apple Group, Inc. ("Group"), a corporation all of the common stock of which is owned by John Catsimatidis, an aggregate of 12,330,544 Shares. As a result, as of November 10, 1997 John Catsimatidis beneficially owns, directly or indirectly, approximately 90.3% of the voting securities of the Company.

Item 2.  Acquisition or Disposition of Assets.

     On  November  10, 1997 a Merger  Agreement,  dated as of July 14, 1997 (the
"Merger Agreement") among Group, Red Apple Supermarkets, Inc. ("RAS"), Gristede's Supermarkets, Inc. ("Gristede's"), City Produce Distributors, Inc. ("City Produce"), Supermarket Acquisition Corp. ("SAC"), John A. Catsimatidis, the Company, RAS Operating Corp. ("RASOC"), Gristede's Operating Corp. ("GOC"), SAC Operating Corp. ("SACOC") and City Produce Operating Corp. ("CPOC") was consummated pursuant to which four corporations directly or indirectly owned by Mr. Catsimatidis (RAS, Gristede's, City Produce and SAC) were merged into four newly formed wholly owned subsidiaries of the Company (RASOC, GOC, CPOC and SACOC, respectively). As a result of the mergers (collectively, the "Merger"), the Company acquired the assets and business of 29 operating supermarkets (including accounts receivable, fixtures, leasehold improvements and inventories of supplies and merchandise located at the supermarkets, certain leasehold rights in real property and equipment and certain other contract rights in connection with the operation of such supermarkets), ownership of the tradenames "Gristede's" and "Sloan's" and the business of City Produce (which operates a warehouse and distribution center primarily for fresh produce).

     Pursuant to the Merger Agreement John Catsimatidis and Group (as the sole stockholders of the four corporations acquired in the Merger) became entitled to receive an aggregate of $40,000,000 in market value of the Company's Common Stock. The aggregate market value of the Shares issued in the Merger was reduced by an amount equal to the amount of certain liabilities of RAS, Gristede's and SAC to John Catsimatidis and entities controlled by him which were assumed by the surviving corporations in the Merger ("Intercompany Liabilities"). The aggregate amount of such Intercompany Liabilities was $4,000,000. Based on a market value of $2.18125 per share (the average closing sales price for the Common Stock as reported on the American Stock Exchange for the sixty consecutive trading days ended on October 29, 1997, the day prior to the date of a Special and Annual Meeting of Stockholders of the Company (the "Stockholders Meeting") at which the Merger was approved) the aggregate number of Shares issued to Mr. Catsimatidis and Group was 4,173,754 and 12,330,544, respectively.

     The Registrant intends to continue to operate the 29 acquired supermarkets and the City Produce warehouse and distribution center.

     Simultaneously with the consummation of the Merger, the Company entered into agreements with European American Bank and certain other participating lenders with respect to a $25,000,000 secured bank facility comprised of: (i) $12,000,000 five year term loan to refinance the Company's outstanding bank debt, fund the Company's payment to Mr. Catsimatidis and entities controlled by him of $4,000,000 of Intercompany Liabilities and to provide working capital,
(ii) an $8,000,000 five year term loan to finance the remodelling of the Company's supermarkets and the installation of a point-of-sale and management information system, and (iii) a $5,000,000 revolving line of credit for additional working capital which line of credit shall be for a two year period.

Item 5.  Other Events.

     At the Stockholders Meeting held on October 30, 1997, the Company's stockholders approved amendments to the Certificate of Incorporation of the Company to (a) increase the number of authorized shares of Common Stock from 10,000,000 to 25,000,000 and (b) change the name of the Company to Gristede's Sloan's, Inc. On November 4, 1997 the Company filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation to effectuate such amendments.


Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

     (a) Financial Statements of Business Acquired.

     The following financial statements relating to the 29 supermarkets and business of City Produce acquired by the Company in the Merger (collectively, the "Food Group") are incorporated by reference to the statements continued on pages F-20 through F-29 of the Registrant's definitive proxy statement for the Stockholders Meeting (the "Proxy Statement"):

     The  Food  Group  Unaudited   Statement  of  Assets  to  be  Purchased  and
Liabilities to be Assumed as of June 1, 1997; the Food Group Unaudited Statements of Sales and Expenses for the Three Months Ended June 1, 1997 and June 2, 1996; the Food Group Notes to Condensed Financial Statements; Independent Auditor's Report; Statements of Assets to be Purchased and
Liabilities to be Assumed as of March 2, 1997; the Food Group Statements of Sales and Expenses for the Years Ended March 2, 1997, March 3, 1996 and February 26, 1995; and the Food Group Notes to Financial Statements.

     (b) Pro Forma Financial Information

     The following pro forma financial information is incorporated by reference to the statements contained on pages 14 through 19 of the Proxy Statement:

     Pro forma combined balance sheet of the Registrant and the Food Group as at June 1, 1997; Pro forma combined statements of income of the Registrant and the Food Group for the Year Ended March 2, 1997 and the Three Months Ended June 1, 1997; and Notes to Pro Forma Financial Statements.

     Updated pro forma financial statements were not necessary because no significant events have occurred that would make the pro forma financial statements significantly different than the ones previously included in the Proxy Statement.

     (c) Exhibits

     1. Merger Agreement. Incorporated by reference to Exhibit A of the Proxy Statement on pages A-1 through A-24 thereof. The following schedules or attachments to the Merger Agreement are omitted:

     Schedule 1.7  - List of Contracts
     Schedule 1.8  - List of Employee Plans
     Schedule 1.16 - List of Licenses
     Schedule 1.21 - List of Notes Receivable
     Schedule 1.22 - List of Current Assets
     Schedule 1.27 - List of Real Property Leases
     Schedule 1.32 - List of Stores
     Schedule 1.34 - List of Union Contracts
     Schedule 4    - Consideration
     Schedule 7.4  - Required Consents, etc.
     Schedule 7.5  - Permitted Liens
     Schedule 7.10 - Litigation
     Schedule 7.12 - List of Intellectual Property
     Schedule 7.15 - Work Stoppages
     Schedule 7.17 - Court Orders and Judgments
     Schedule 7.19 - Insurance
     Schedule 8.4  - Contractual Restrictions on Power to Consummate Merger

     Exhibit A     - Form of Management Agreement
     Exhibit B     - Form of License Agreement for Gristede's Names
     Exhibit C     - Form of License Agreement for Sloan's Tradename
     Exhibit D     - Form of Registration Rights Agreement

     The Registrant undertakes to provide copies of any or all of the foregoing schedules or attachments to the Securities and Exchange Commission upon its request.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GRISTEDE'S SLOAN'S, INC.



Dated:  November 11, 1997                  By: /s/ John Catsimatidis
                                               ---------------------
                                               John Catsimatidis
                                               Chairman of the Board